Exhibit 10.4

                               TERM LOAN AGREEMENT

      TERM LOAN AGREEMENT (this "Agreement") dated as of September 23, 2005 among FBO Air, Inc., a Nevada corporation (the "Borrower"), Airborne, Inc., a New York corporation (the "Guarantor"), and Airport Capital, LLC, a New York limited liability company (the "Lender").

                              W I T N E S S E T H :

      WHEREAS, the Borrower has requested that the Lender make a loan (the "Loan") to the Borrower in a single advance on the Closing Date (as hereinafter defined) in the aggregate principal amount of One Million Five Hundred Thousand Dollars ($1,500,000), the proceeds of which will be used to finance the acquisition of all of the capital stock of the Guarantor;

      WHEREAS, in consideration for the Lender making the Loan to the Borrower, the Guarantor has agreed to guarantee full and prompt payment of all obligations of the Borrower to the Lender which are incurred by the Borrower pursuant to this Agreement and the other Credit Documents (as hereinafter defined);

      WHEREAS, in consideration for the Lender making the Loan to the Borrower, the Guarantor has agreed to secure the payment and performance of all obligations of the Borrower and the Guarantor under the Credit Documents (the "Obligations") with the Collateral (as hereinafter defined); and

      WHEREAS, the Lender is willing to make the Loan subject to the terms and conditions of this Agreement.

      NOW THEREFORE, in consideration of the covenants and promises herein contained, the parties agree as follows:

                       ARTICLE I: AGREEMENT FOR THE LOAN

      Section 1.1 Loan. Subject to the terms and conditions of this Agreement, the Lender agrees to make the Loan to the Borrower in a single advance on the Closing Date (as hereinafter defined) in the principal amount of One Million Five Hundred Thousand Dollars ($1,500,000), and the Borrower agrees to borrow the same from the Lender.

                          ARTICLE II: FINANCING TERMS

      Section 2.1 Term. The Loan shall be evidenced by a Promissory Note in the form of Exhibit A hereto (the "Note") delivered by the Borrower to the Lender in the aggregate principal amount of the Loan. The term of the Loan shall be from the Closing Date to the date that is one hundred eighty (180) days from the Closing Date (the "Initial Maturity Date"), at which time all Obligations shall be due and payable in full; provided, however, that the Borrower may extend the term of the Loan until the one (1)-year anniversary of the date hereof (the "Final Maturity Date") by delivering, prior to the Initial Maturity Date, written notice to the Lender of its election to extend the term of the Loan until such date (the period from the Initial Maturity Date until the Final Maturity Date is referred to herein as the "Extension Period"). The term "Maturity Date" shall mean the Initial Maturity Date unless and until the term of the Loans is extended as provided in this Section 2.1 whereupon such term shall mean the "Final Maturity Date".

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      Section 2.2 Borrowings. The Lender is hereby authorized and directed by the Borrower to disburse the Loan to be made by it directly to such account as the Borrower may direct by written notice delivered to the Lender by Borrower at least one (1) business day before the Closing Date.

      Section 2.3 Note. On the Closing Date, the Borrower shall execute and deliver to the Lender the Note, dated as of the Closing Date, in the aggregate principal amount of the Loan, which shall evidence such Loan.

      Section 2.4 Interest; Rate and Payment. From the date hereof until the Initial Maturity Date, the principal balance of the Loan outstanding at any time shall bear interest at a rate per annum equal to 4.25% (the "Initial Loan Rate"). From the Initial Maturity Date until the expiration of the Extension Period, the principal balance of the Loan outstanding at any time shall bear interest at a rate per annum equal to 9.25% (the "Extension Loan Rate"). All computations of interest shall be made on the basis of year of 365 or 366 days, as the case may be, and actual days elapsed. The term "Loan Rate" shall mean the Initial Loan Rate unless and until the term of the Loan is extended as provided in Section 2.1 whereupon such term shall mean the "Extension Loan Rate".

      Section 2.5 Payments.

      (a) Interest. Interest on the Loan shall be paid in arrears on the last business day of each calendar month.

      (b) Repayment. The Borrower shall repay the Lender in full on the Maturity Date the aggregate principal amount of the Loan outstanding on such date, together with all accrued and unpaid interest thereon.

      (c) Prepayment. The Borrower may, upon at least one (1) business day's prior written notice to the Lender, at any time or from time to time, (i) prepay the Note in its entirety, together with any accrued but unpaid interest outstanding or (ii) partially prepay the Note, together with any accrued but unpaid interest outstanding on the amount of such principal paid, in each case, without premium or penalty.

      (c) Manner and Time of Payment. All payments by the Borrower of principal, interest and fees hereunder shall be made without defense, set off or counterclaim, and in same day funds and delivered to the Lender not later than 5:00 p.m. (New York City time) on the date due at the address indicated for the Lender in Section 9.1 hereto for the account of the Lender. Funds received by the Lender after that time shall be deemed to have been paid by the Borrower on the next succeeding business day.

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      (d) Payments on Non-Business Days. Whenever any payment to be made hereunder or under the Loan shall be stated to be due on a day which is not a business day, the payment shall be made on the next succeeding business day and such extension of time shall be included in the computation of the payment of interest hereunder.

      Section 2.6 Interest Rate after Default. Notwithstanding any other provision of this Agreement, upon the occurrence and during the continuance of any Event of Default (as hereinafter defined), any amounts due and owing under this Agreement shall bear interest at a rate equal to 2% per annum above the Loan Rate.

      Section 2.7 Net Payments. All payments of any kind due to the Lender from the Borrower pursuant to this Agreement shall be made in the full face amount thereof, without setoff, counterclaim, or other defense. All such payments will be free and clear of, and without deduction or withholding for, any present or future taxes.

      Section 2.8 Evidence of Indebtedness. The Loan and the Borrower's obligation to repay the Loan with interest in accordance with the terms of this Agreement shall be evidenced by this Agreement, the records of the Lender and the Note. The record of the Lender shall be prima facie evidence of the Loan and accrued interest thereon and of all payments made in respect thereof.

                       ARTICLE III: SECURITY FOR THE LOAN

      Section 3.1 Security Interest. At all times during the term hereof and until all sums owing pursuant hereto are paid in full, the Obligations shall be secured as provided in the Guarantor Security Agreement dated as of the Closing Date of the Guarantor in favor of the Lender in the form of Exhibit B hereto (the "Security Agreement") with respect to the Collateral. The Security Agreement, the Code financing statements in connection with the Security Agreement and any and all other documents executed and delivered by the Borrower or the Guarantor under which the Lender is granted a lien on assets of the Guarantor are collectively referred to as "Security Documents". This Agreement, the Notes, the Security Documents and all other documents executed in connection herewith or therewith are collectively referred to herein as the "Credit Documents." It is the express intention of the Borrower and the Guarantor that the Lender be treated in all respects as a secured lender in any bankruptcy case or similar insolvency proceeding of the Borrower or the Guarantor and that the Lender be treated as a secured creditor for all purposes, including without limitation, under Section 506 of the United States Bankruptcy Code, 11 U.S.C.
Section 101 et seq. (the "Bankruptcy Code"), with a valid Lien (as hereinafter defined) in all of the Collateral and the proceeds thereof.

          ARTICLE IV: REPRESENTATIONS, WARRANTIES AND INDEMNIFICATIONS

      In order to induce the Lender to enter into this Agreement and to make the Loan, each of the Borrower and the Guarantor makes the representations, warranties, and indemnifications hereinafter set forth in this Article IV.

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      Section 4.1 Indemnity. The Borrower and the Guarantor shall jointly and severally indemnify the Lender and each of its Affiliates (as defined below) and any of their respective officers, directors, mangers, employees and representatives, and hold the Lender and each of its Affiliates and any of their respective officers, directors, managers, employees and representatives harmless from any loss, cost or expense whatsoever arising from the breach of any of the Borrower's or the Guarantor's covenants or other obligations set forth in this Agreement or any other Credit Document. The Borrower's and the Guarantor's obligations under this Section 4.1 shall survive the repayment of the Loan and the Note. "Affiliates" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, a Person (a "Controlled Entity") shall be deemed to be "controlled by" another Person (a "Controlling Entity") if the Controlling Entity possesses, directly or indirectly, power to direct or cause the direction of the management and policies of the Controlled Entity whether by contract or otherwise. "Person" shall mean any individual, sole proprietorship, partnership, limited liability partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether Federal, state, county, city, municipal or otherwise, including any instrumentality, division, agency, body or department thereof), and shall include such Person's successors and assigns.

      Section 4.2 Status and Authority. Each of the Borrower and the Guarantor is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the financial condition, operations, business, properties, assets or prospects of the Borrower and the Guarantor taken as a whole. Each of the Borrower and the Guarantor has the power to execute, deliver and carry out the terms and provisions of each of the Credit Documents to which the Borrower or the Guarantor, respectively, is a party and has taken all necessary action to authorize the execution of the Credit Documents to which the Borrower or such Guarantor, respectively, is a party. The Credit Documents to which the Borrower or the Guarantor is a party (a) have been duly executed and delivered by such party and constitute the legal, valid, and binding obligations of the Borrower and the Guarantor, enforceable in accordance with their respective terms, except to the extent that enforcement may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to the application or limitation of equitable principles by a court of competent jurisdiction and (ii) do not (A) contravene the charter or bylaws of either of the Borrower or the Guarantor, (B) violate any law (including, without limitation, the Securities Exchange Act of 1934) or regulation (including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System), or any order or decree of any court or Governmental Authority (as defined below), (C) conflict with or result in a breach of, or constitute a default under, any material agreement or other instrument binding on the Borrower or the Guarantor or any of its properties, or
(D) result in or require the creation or imposition of any Lien (as hereinafter defined) upon any of the property of any of the Borrower or the Guarantor other than the Liens granted pursuant to this Agreement or the other Credit Documents. "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

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      Section 4.3 Receivables. All accounts receivable of the Guarantor represent valid obligations arising from sales actually made, services actually performed, or value actually given. Such accounts receivable are subject to no contest, claim or right of setoff other than returns and credits in the ordinary course of business consistent with past practice. All accounts receivable are collectable in full without any set-off within 75-90 days after the Closing Date.

      Section 4.4 Solvency. On and as of the Closing Date, after giving effect to the transactions contemplated hereby, (a) the assets of the Borrower will exceed its debts and liabilities, subordinated, contingent or otherwise and (b) the Borrower and the Guarantor will be able to pay their respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured.

                        ARTICLE V: CONDITIONS TO CLOSING

      In addition to the terms and conditions otherwise contained herein, the making of the Loan is subject to the satisfaction of the conditions contained in this Article V. The date on which the conditions are satisfied and the initial advance of the Loan is made is hereinafter referred to as the "Closing Date".

      Section 5.1 No Default. The Borrower and the Guarantor shall not be in default of: (a) any Credit Document or (b) any other agreement, loan or otherwise, between the Borrower or the Guarantor, on the one hand, and the Lender, on the other hand.

      Section 5.2 Representations and Warranties. The representations and warranties contained in the Credit Documents shall be true and correct.

      Section 5.3 Delivery of Documents. The Borrower and the Guarantor shall have delivered or caused to be delivered to the Lender the following documents:

            (a)   a duly executed copy of this Agreement;

            (b)   a duly executed copy of the Security Document;

            (c) the Promissory Note to the Lender in the form of Exhibit A attached hereto, duly executed by Borrower in the aggregate principal amount of the Loan to the Borrower;

            (d) UCC financing statements and such other items as shall be required by the Lender to evidence the perfection of the security interests created under the Security Documents; and

            (e) all other documents or information as shall be reasonably requested by the Lender.

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      Section 5.4 Payment of Expenses. The Borrower shall have paid to the
Lender, in accordance with Section 9.7, all of the Lender's costs and expenses (including fees and disbursements of legal counsel) as to which it shall have received invoices.

                         ARTICLE VI: NEGATIVE COVENANTS

      Until the principal of and interest on the Loans and all other Obligations shall have been paid in full, each of the Borrower and the Guarantor covenants and agrees with the Lender that:

      Section 6.1 Indebtedness; Certain Equity Securities. The Borrower and the Guarantor will not, without the Lender's consent, create, incur, assume or permit to exist any Indebtedness, except:

            (a)   Senior Debt;

            (b)   Indebtedness permitted under the Senior Secured Notes;

            (c)   Indebtedness created under the Credit Documents; and

            (d) Indebtedness existing on the date hereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or accrued interest thereon or result in an earlier maturity date or decreased weighted average life thereof.

      Section 6.2 Liens. The Borrower and the Guarantor will not, without the Lender's consent, create, incur, assume or permit to exist any Lien (as defined below) on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

            (a)   Liens securing the Senior Debt;

            (b)   Liens permitted under the Senior Secured Notes;

            (c)   Liens created under the Credit Documents; and

            (d) Liens on property or assets of the Borrower and the Guarantor existing on the date hereof, provided, however, that such Liens shall secure only those obligations which they secure on the date hereof;

      "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

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      Section 6.3 Ratio. Anything contained in this Agreement to the contrary notwithstanding, it is expressly understood and agreed that at all times the outstanding principal amount of the Loan shall not be more than seventy five percent (75%) (the "Maximum Percentage") of the amount (as determined by the Lender in good faith) of the Guarantor's Eligible Accounts. The Borrower agrees that, if for any reason, in the Lender's reasonable discretion, the outstanding principal amount of the Loan exceeds the Maximum Percentage of the Eligible Accounts, the Borrower will, within ten (10) days after written request by the Lender, repay to the Lender the amount by which the outstanding principal amount of the Loan exceeds the Maximum Percentage of the Eligible Accounts.

      The Borrower shall deliver to the Lender as frequently as the Lender may reasonably request and in any event on the last business day of each calendar month a certificate (the "Certificate") that sets forth as of the last business day of such month the amount of Eligible Accounts, certified as true and correct by the President of the Borrower or such other officer as is acceptable to the Lender.

      Compliance by the Borrower with the Minimum Percentage shall be determined by the Lender (including the eligibility of Accounts) based on the most recent Certificate delivered to the Lender and such other information available to the Lender.

      "Account Debtor" shall mean any Person who is or may become obligated with respect to, or on account of, an Account.

      "Accounts" shall mean all "accounts," as such term is defined in the Code, now owned or hereafter acquired by any Person, including: (i) all accounts receivable, other receivables, book debts and other forms of obligations, whether arising out of goods sold or services rendered or from any other transaction (including any such obligations which may be characterized as an account or contract right under the Code); (ii) all of such Person's rights in, to and under all purchase orders or receipts for goods or services; (iii) all of such Person's rights to any goods represented by any of the foregoing (including unpaid sellers' rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods); (iv) all moneys due or to become due to such Person under all purchase orders and contracts for the sale of goods or the performance of services or both by such Person or in connection with any other transaction (whether or not yet earned by performance on the part of such Person), including the right to receive the proceeds of said purchase orders and contracts; and (v) all collateral security and guarantees of any kind given by any other Person with respect to any of the foregoing.

      "Code" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York.

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      "Eligible Accounts" shall mean as at the date of determination with respect to the Guarantor, all Accounts of the Guarantor, except any Account: (a) that does not arise from the sale of goods or services by the Guarantor in the ordinary course of the Guarantor's business; (b) upon which (i) the Guarantor's right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever or (ii) the Guarantor is not able to bring suit or otherwise enforce its remedies against the Account Debtor through judicial process; (c) against which any defense, counterclaim or setoff, whether well-founded or otherwise, is asserted or which is a "contra" Account; (d) that is not a true and correct statement of a bona fide indebtedness incurred in the amount of the Account for merchandise sold or services performed and accepted by the Account Debtor obligated upon such Account; (e) with respect to which an invoice, acceptable to the Lender in form and substance, has not been sent; (f) that is not owned by the Guarantor or is subject to any right, claim, or interest of another Person, other than the Lien in favor of the Lender; (g) that arises from a sale to, or performance of services for, an employee or Affiliate of the Guarantor, or an entity which has common officers or directors with the Guarantor; (h) that is the obligation of an Account Debtor that is the Federal (or local) government or a political subdivision thereof, unless the Lender has agreed to the contrary in writing and the Guarantor has complied with the Federal Assignment of Claims Act of 1940 (or the state equivalent thereof, if any) with respect to such obligation; (i) that is the obligation of an Account Debtor located in a foreign country unless such Account is supported by a letter of credit in which the Lender has a first priority perfected security interest or credit insurance acceptable to the Lender (and naming the Lender as loss payee); (j) that is the obligation of an Account Debtor to whom the Guarantor is or may become liable for goods sold or services rendered by the Account Debtor to the Guarantor, to the extent of the Guarantor's liability to such Account Debtor; (k) that arises with respect to goods which are delivered on a cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor may be conditional; (l) that is not paid within 90 days from its invoice date; (m) is an obligation of an Account Debtor that has suspended business, made a general assignment for the benefit of creditors, is unable to pay its debts as they become due or as to which a petition has been filed (voluntary or involuntary) under any law relating to bankruptcy, insolvency, reorganization or relief of debtors; (n) that arises from any bill-and-hold or other sale of goods which remain in the Guarantor's possession or under the Guarantor's control; (o) as to which Lender's interest therein is not a first priority perfected security interest;
(p) to the extent that such Account exceeds any credit limit established by the Lender in the Lender's sole discretion; (s) as to which any of the Guarantor's representations or warranties pertaining to Accounts are untrue; (t) that represents interest payments, late or finance charges, or service charges owing to the Guarantor; (u) that are a poor credit; or (v) that is not otherwise acceptable in the good faith discretion of the Lender, provided, that the Lender shall have the right to create and adjust eligibility standards and related reserves from time to time in its good faith credit judgment.

                    ARTICLE VII: EVENTS OF DEFAULT; REMEDIES

      Section 7.1 Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement:

            (a) default by the Borrower in the payment when due of any principal under the Loan or under the Note;

            (b) default by the Borrower in the payment when due of any interest accrued under the Loan or under the Note;

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            (c)   default by the Borrower in the payment of any other amounts payable under this Agreement or default by the Borrower or the Guarantor of any other terms or provisions of this Agreement or any other Credit Document not otherwise referred to in this
                  Section 7.1, and such default shall continue for a period of thirty (30) days after the Borrower or such Guarantor have been notified in writing of such default;

            (d) any Security Document or any portion thereof granted to the Lender shall cease to be in full force and effect or shall cease to give to the Lender the rights and interests purported to be created thereunder;

            (e) the Borrower or the Guarantor fails or becomes unable generally to pay its debts as they come due, makes a general assignment of a material portion of its assets for the benefit of creditors, has a compulsory winding up order made against it or resolves to be wound up voluntarily, files a petition in bankruptcy or for relief under any bankruptcy or insolvency law, is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver of or any trustee for such company or any substantial part of its property, commences any proceeding relating to such company under any reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction whether now or hereafter in effect, or if there is commenced against the Borrower or the Guarantor any such proceeding by any act, indicates its consent to, approval of, or acquiescence in any such proceeding or the appointment of any such receivership or trusteeship;

            (f) any representation, warranty or statement made by the Borrower or the Guarantor in this Agreement or any other Credit Document or any notice or other document, certificate or statement delivered by the Borrower pursuant or the Guarantor hereto or in connection herewith is or proves to have been incorrect or misleading when made and, in the reasonable opinion of the Lender, the Borrower's or the Guarantor's ability to perform its obligations under any Credit Document is or will be materially and adversely affected as a result thereof; or

            (g) there shall occur in the reasonable opinion of the Lender any Material Adverse Effect;

then, upon the happening of any of the foregoing Events of Default, the Note and all amounts under this Agreement shall become and be immediately due and payable and the Lender shall be entitled to all other remedies available at law. The Borrower expressly waives any presentment, demand, protest or other notice of any kind.

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                             ARTICLE VIII: GUARANTY

      Section 8.1 Guaranty. The Guarantor unconditionally and irrevocably guarantees to the Lender the due and punctual payment by, and performance of, the Obligations (including interest accruing on and after the filing of any petition in bankruptcy or of reorganization of the obligor whether or not post filing interest is allowed in such proceeding). The Guarantor further agrees that the Obligations may be increased, extended or renewed, in whole or in part, without notice or further assent from it (except as may be otherwise required herein), and it will remain bound upon this Guaranty notwithstanding any extension or renewal of any Obligation.

      Section 8.2 Waivers. The Guarantor waives presentation to, demand for payment from and protest to, as the case may be, the Borrower or the Guarantor and also waives notice of protest for nonpayment, notice of acceleration and notice of intent to accelerate.

      Section 8.3 No Impairment of Guaranty, etc. The Guarantor's obligations under the guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations, or any instrument evidencing the Obligations, or by the existence, validity, enforceability, perfection, or extent of any Lien on or security interest in any Collateral securing the Obligations or by any other circumstance relating to the Obligations which might otherwise constitute a defense to this Guaranty.

                      ARTICLE IX: MISCELLANEOUS PROVISIONS

      Section 9.1 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service against receipt, mailed by certified or registered mail, return receipt requested, or sent by confirmed telecopy, as follows:

            (a)   if to the Borrower or the Guarantor:

                  FBO Air, Inc
                  101 Hangar Road
                  Wilkes Barre/Scranton International Airport
                  Avoca, Pennsylvania 18641
                  Facsimile No.: (570) 414-1420
                  Attention:  Ronald J. Ricciardi, President

                  With a copy to:

                  Wachtel & Masyr, LLP
                  110 East 59th Street
                  New York, New York 10022
                  Facsimile No.: (212) 371-0320
                  Attention:  Robert W. Berend, Esq.; and

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            (b)   if to the Lender, to

                  Airport Capital, LLC
                  c/o Wachtel & Masyr, LLP
                  110 East 59th Street New York, New York
                  10022 Facsimile No.: (212) 909-9425
                  Attention:  William B. Wachtel, Esq.

                  With a copy to:

                  Mr. Alvin S. Trenk 350 East 79th Street Apartment 38C New York, New York 10021 Facsimile No.: (212)

      Section 9.2 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflict of law principles which might indicate the applicability of the laws of any other State.

      Section 9.3 Severability. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be inapplicable and deemed omitted to the extent so contrary, prohibited, or invalid, without invalidating the remainder hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

      Section 9.4 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument, and all signatures need not appear on any one counterpart.

      Section 9.5 Benefit of Agreement. Except as otherwise provided in Section 2.9, this Agreement shall be binding upon, and shall inure to the benefit of, and be enforceable by the parties and their respective successors and permitted assigns; provided, however, that the Borrower and the Guarantor shall not assign or transfer any interest or delegate any duty hereunder without the prior written consent of the Lender. The Lender shall have the absolute right to assign or transfer any interest herein or in the other Credit Documents, including, without limitation, the right to sell participation interests in the Loan.

      Section 9.6 Further Documentation. The parties hereto agree that, from time to time after the Closing Date, the Borrower and the Guarantor shall execute and deliver to the Lender such further document or documents as the Lender may reasonably request and which is or are necessary or desirable in order to confirm or further evidence the respective obligations of the Borrower and the Guarantor and/or the rights and privileges of the Lender under this Agreement or the other Credit Documents, or carry out the intent of the parties under this Agreement or the other Credit Documents.

      Section 9.7 Expenses. The Borrower shall, on demand, pay or reimburse the Lender for all of the Lender's costs and expenses (including fees and disbursements of legal counsel) incurred, and all payments made, and indemnify and hold the Lender harmless from and against all losses suffered by the Lender in connection with, arising out of, or in any way related to (i) the preparation, execution, delivery and administration of this Agreement and the other Credit Documents, and protecting, preserving, exercising or enforcing any of the rights of the Lender under this Agreement or the other Credit Documents, including without limitation, in connection with any amendments hereto or thereto and (ii) any claim (whether asserted by the Lender, the Borrower or the Guarantor or any other Person) and the prosecution or defense thereof, in any way arising under, related to, or connected with, this Agreement or the other Credit Documents or the relationship established hereunder; provided, further, in the event that any suit is brought by either party in connection with this
Section 9.7, the prevailing party shall be entitled to reimbursement for all reasonable costs incurred, including reasonable attorneys' fees. The Borrower's and Guarantor' obligations under this Section 9.7 shall survive the repayment of the Loan and the Note.

      Section 9.8 Waivers; Amendments. Any term, covenant, agreement or condition of this Agreement or the other Credit Documents may be amended or waived, and any departure therefrom may be consented to, if, but only if, such amendment, waiver or consent is in writing and is signed by the Lender and, in the case of an amendment, by the Borrower and the Guarantor. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

      Section 9.9 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

      Section 9.10 Set-Off. Upon and after the occurrence of any Event of Default, each of the Lender and its Affiliates is hereby authorized by the Borrower and the Guarantor, at any time and from time to time, without notice,
(a) to set off against, and to appropriate and apply to the payment of, the obligations and liabilities of the Borrower and the Guarantor under this Agreement and the other Credit Documents (whether matured or unmatured, fixed or contingent or liquidated or unliquidated) any and all amounts owing by the Lender or any such Affiliate to the Borrower or the Guarantor (whether payable in United States Dollars or any other currency, whether matured or unmatured, and, in the case of deposits, whether general or special, time or demand and however evidenced) and (b) pending any such action, to the extent necessary, to hold such amounts as collateral to secure such obligations and liabilities.

      Section 9.11 Limitation of Liability. No claim may be made by the Borrower or the Guarantor against the Lender or its Affiliates, directors, managers, officers, employees, attorneys or agents for any special, indirect, consequential or punitive damages in respect of any breach or wrongful conduct (whether the claim therefor is based on contract, tort or duty imposed by law) in connection with, arising out of, or in any way related to, the transactions contemplated and relationships established by this Agreement or the other Credit Documents, or any act, omission or event occurring in connection therewith (unless such claims result from the gross negligence or willful misconduct of the Lender); and the Borrower and the Guarantor hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

      Section 9.12 Entire Agreement. This Agreement and the other Credit Documents embody the entire agreement among Borrower, the Guarantor and the Lender and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

      Section 9.13 Currency. The payment obligations of the Borrower and the Guarantor under this Agreement and the other Credit Documents shall not be discharged by an amount paid in currency other than United States Dollars, whether pursuant to a judgment or otherwise. To the extent that the amount so paid on prompt conversion to United States Dollars and transfer to the specified place of payment under normal banking procedures does not yield the amount of United States Dollars in such place due under this Agreement and the other Credit Documents, the Borrower and the Guarantor shall jointly and severally indemnify the Lender and each of its Affiliates and any of their respective officers, directors, managers, employees and representatives and any obligee against any such shortfall. In the event that any payment, whether pursuant to a judgment or otherwise, upon conversion and transfer does not result in the payment of such amount of United States Dollars in the specified place of payment, the obligee of such payment shall have a claim against the Borrower and the Guarantor for the additional amount necessary to yield the amount due and owing under this Agreement and the other Credit Documents and is a separate cause of action.
                            (Signature Page Follows)

      IN WITNESS WHEREOF, the authorized representatives of the parties have executed this agreement as of the date first written above.

                                 BORROWER:
                                 ---------

                                 FBO AIR, INC.

                                 By:/s/ Ronald J. Ricciardi
                                   --------------------------------------------
                                   Name:  Ronald J. Ricciardi
                                   Title: President and Chief Executive Officer

                                 GUARANTOR:
                                 ----------

                                 AIRBORNE, INC.

                                 By:/s/ Ronald J. Ricciardi
                                   --------------------------------------------
                                   Name:  Ronald J. Ricciardi
                                   Title: Chairman

                                 LENDER:
                                 -------

                                 AIRPORT CAPITAL, LLC

                                 By:/s/ William B. Wachtel
                                   --------------------------------------------
                                   Name:  William B. Wachtel
                                   Title: Manager

                                    EXHIBIT A

                                 PROMISSORY NOTE

$1,500,000 (U.S.)                                             New York, New York
                                                              September 23, 2005

      The undersigned, FBO AIR, INC., a Nevada corporation, having its headquarters at 101 Hangar Road, Wilkes-Barre/Scranton International Airport, Avoca, Pennsylvania 18641 ("Maker") for value received hereby promises to pay to the order of Airport Capital, LLC, a New York limited liability company ("Payee"), the principal sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS (US$1,500,000) pursuant to the Term Loan Agreement dated as of September 23, 2005 (the "Loan Agreement") among Maker, the Guarantor and Payee, together with interest thereon, as hereinafter set forth. All payments hereunder shall be made in currency of the United States of America.

      The principal balance outstanding at any time shall bear interest at the Loan Rate (as defined in the Loan Agreement). The Loan Rate shall be computed on a daily basis and interest shall be calculated based on a year of 365 or 366 days, as the case may be, and actual days elapsed.

      The aggregate principal amount hereof, together with all accrued and unpaid interest hereon, shall be payable in full on the Maturity Date. Borrower may (i) prepay the Note in its entirety, together with any accrued but unpaid interest outstanding or (ii) partially prepay the Note, together with any accrued but unpaid interest outstanding on the amount of such principal paid. Interest on this Notes shall be paid in arrears on the last business day of each calendar month.

      This Note is the Note referred to in the Loan Agreement and is entitled to the benefits of and is secured by the security interest in the Collateral (as defined in the Loan Agreement).

      Maker shall pay all costs of collection, including, without limitation, legal expenses and attorneys' fees, paid or incurred by Payee in collecting and enforcing this Note after the occurrence of a default hereunder.

      If default is made in the punctual payment of principal or interest, or the transaction fees specified in the Loan Agreement, or if Maker breaches any provision of the Loan Agreement, and fails to cure such default or breach within any applicable grace period, this Note shall, at Payee's option, become immediately due and payable upon Payee having given Maker notice of such acceleration, and, so long as such default is continuing, shall bear interest at the rate specified in Section 2.6 of the Loan Agreement.

      Except for the notice described in the immediately preceding paragraph, Maker and every endorser of this Note expressly waive presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Note or the performance of the obligations under this Note or any guaranty of this Note. No renewal or extension of this Note, no release or surrender of any security for this Note or any guaranty of this Note, no release of any person primarily or secondarily liable on this Note, including Maker and any endorser or guarantor, no delay in the enforcement of payment of this Note, and no delay or omission in exercising any right or power under this Note shall affect the liability of Maker or any endorser of this Note.

      At any time, any deposit credited by Payee for the account of Maker, and any indebtedness due from Payee to Maker, may be set off against and applied in payment of any obligations of Maker hereunder, if due, and such deposits or other indebtedness may at all times be held and treated as collateral security for payment of such obligations.

      No delay or omission by Payee in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. The provisions of this Note may be waived or amended only in a writing signed by Maker and Payee.

      Every legal holder of this Note shall have and may exercise all of the rights and powers given to Payee in this Note.

      This Note shall be governed by and construed in accordance with the laws of the State of New York.

      IN WITNESS WHEREOF, Maker has executed this Promissory Note as of the date set forth above.

                                 MAKER:

                                 FBO AIR, INC.

                                 By:
                                    --------------------------------------------
                                    Name:  Ronald J. Ricciardi
                                    Title: President and Chief Executive Officer

                               [Last Page of Note]


                                           Unpaid     Name of
                           Payments       Principal   Person
                           --------        Balance    Making
Date  Amount of Loan  Principal  Interest  of Note   Notation
----  --------------  ---------  --------  -------   --------

                                    EXHIBIT B

                               SECURITY AGREEMENT

      SECURITY AGREEMENT dated as of September 23, 2005 (as amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Security Agreement") between AIRBORNE, INC., a New York corporation (the "Grantor"), and Airport Capital LLC, a New York limited liability company (the "Secured Party").

                             Introductory Statement

      Reference is hereby made to the Term Loan Agreement dated as of September 23, 2005 among FBO Air, Inc., as Borrower (the "Borrower"), the Grantor and the Secured Party, as Lender (as the same may be amended, supplemented or otherwise modified, renewed or replaced from time to time, the "Loan Agreement"). All terms used but not otherwise defined herein have the meanings assigned to them in the Loan Agreement.

      To provide security to the Secured Party for the obligations of the Grantor under the Loan Agreement, the Grantor desires to grant to the Secured Party a security interest in the Collateral pursuant to the terms hereof.

      Accordingly, the parties hereto agree as follows:

      SECTION 1. Definitions. When used in this Security Agreement:

      "Account Debtor" means any Person who is obligated or indebted to the Grantor with respect to any Account.

      "Accounts" means all accounts, as defined in the UCC, now owned or hereafter acquired by the Grantor, including, without limitation, all of the Grantor' rights to payment for goods sold or leased or services performed by the Grantor, whether now in existence or arising from time to time hereafter, including without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (i) all security pledged, assigned, hypothecated or granted to or held by the Grantor to secure the forgoing, (ii) all guarantees, endorsements, and indemnifications on, or of, any of the foregoing, (iii) all powers of attorney for the execution of any indebtedness or security or other writing in connection therewith, (iv) all books, records, ledger cards and invoices relating thereto, (v) all evidences of filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (vi) all credit information, reports and memoranda relating thereto and (vii) all other writings in any way related to the foregoing.

      "Applicable Law" shall mean all provisions of statutes, rules, regulations and orders of the United States, any state thereof or municipality therein or of any foreign governmental body or of any regulatory agency applicable to the Person in question, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the Person in question is a party.

      "Borrower" has the meaning given to such term in the Introductory Statement to this Security Agreement.

      "Collateral" means each of the following types or items of personal property of the Grantor, whether now owned or hereafter acquired, wherever located: (i) all Accounts, (ii) all Deposit Accounts, (iii) all monies now or at any time or times hereafter in the possession or under the control of the Grantor or the Secured Party, and (iv) all products and Proceeds of the property described in clauses (i) through (iii) above.

      "Credit Documents" has the meaning given to such term in the Loan
Agreement.

      "Deposit Account" has the meaning given to such term under Article 9 of the UCC.

      "Event of Default" means the occurrence of an Event of Default (as defined in the Loan Agreement).

      "Governmental Authority" has the meaning given to such term in the Loan Agreement.

      "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind whatsoever (including, without limitation, any conditional sale or other title retention agreement, any lease in the nature of security, and the filing of, or agreement to give, any financing statement under the UCC or the Uniform Commercial Code or other Applicable Law of any jurisdiction).

      "Loan" has the meaning given to such term in the Introductory Statement to this Security Agreement.

      "Loan Agreement" has the meaning given to such term in the Introductory Statement to this Security Agreement.

      "Obligations" means all indebtedness, liabilities and other obligations of the Borrower and the Grantor under the Loan Agreement and the other Credit Documents, each whether now existing or hereafter arising, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, acquired outright, conditionally or as collateral security from another, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, and of all agreements, documents and instruments evidencing any of the foregoing or under which any of the foregoing may have been issued, created, assumed or guaranteed. The term "Obligations" includes, without limitation, the obligations to pay principal, breakage costs, interest (including, without limitation, interest accruing after the commencement of any bankruptcy, insolvency, reorganization, or similar proceedings with regard to the Borrower or the Grantor, whether or not determined to be an allowed claim in any such proceeding), charges, costs, expenses and fees including, without limitation, the disbursements and reasonable fees of counsel to the Secured Party and all renewals extensions, restructurings, refinancings or refundings thereof in a nature of a "workout" or otherwise.

      "Person" means any natural person, corporation, division of a corporation, limited liability company, partnership, trust, joint venture, association, company, estate, unincorporated organization or government or any agency or political subdivision thereof.

      "Proceeds" has the meaning given to such term under Article 9 of the UCC and shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty with respect to the Collateral, (ii) any or all payments made or due and payable to the Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral and (iii) any and all other amounts paid or payable from time to time under or in connection with the Collateral.

      "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

      Terms not otherwise defined herein or in the Loan Agreement shall have, where appropriate, their respective definitions as set forth in the UCC.

      SECTION 2. Grant of Security Interest. As security for the payment and performance when due of the Obligations, the Grantor hereby grants to the Secured Party a security interest in, and Lien on, all of its right, title and interest in and to all of the Collateral.

      SECTION 3. The Secured Party's Rights Exclusive of an Event of Default. The Grantor hereby agrees to permit representatives of the Secured Party, upon reasonable notice to such Grantor and during normal business hours, to access its records in connection with the Collateral at such reasonable times and as often as may be reasonably requested by the Secured Party. The Secured Party, from time to time and at its option, may take any other action which the Secured Party reasonably deems necessary for the maintenance or preservation of any of the Collateral or its interests therein. The Secured Party shall have the right to designate any officer, employee or attorney to execute, sign, endorse, assign, transfer or deliver in the name of the Grantor, or in its name, any documents or certificates necessary to evidence, perfect and realize upon the security interest granted herein.

      SECTION 4. The Secured Party's Rights and Remedies Upon an Event of
Default.

                  (a) Collections, etc. Upon the occurrence and during the continuance of an Event of Default, the Secured Party may, in its sole discretion, in its name, in the name of the Grantor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to the Collateral, but shall be under no obligation so to do, or the Secured Party may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of the Grantor. The Secured Party will not be required to take any steps to preserve any rights against prior parties with rights in or to the Collateral. If the Grantor fails to make any payment or to take any action required hereunder with respect to the Collateral, the Secured Party may make such payments and take all such actions as the Secured Party reasonably deems necessary to protect the security interests of the Secured Party in the Collateral and/or the value thereof, and the Secured Party is hereby authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest or compromise any Liens which in the judgment of the Secured Party appears to be equal to, prior to or superior to the security interests of the Secured Party in the Collateral and any Liens not expressly permitted by the Loan Agreement or this Security Agreement.

                  (b) Possession, Sale of Collateral, etc. Upon the occurrence and during the continuance of an Event of Default, in addition to any rights and remedies the Secured Party may have under Applicable Law, the Secured Party shall have all the rights and remedies available to it under the UCC, whether or not the UCC applies to the Collateral. The Secured Party may take such measures as it may deem necessary or proper for the care or protection of the Secured Party's rights and remedies hereunder, including the right to sell or cause to be sold, whenever the Secured Party shall decide, in one or more sales or parcels, at such prices as the Secured Party may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any portion of the Collateral, at any broker's board or at a public or private sale, without any demand of performance or notice of intention to sell or of the time or place of sale (except 10 days' written notice to the Grantor of the time and place of any such sale or sales and such other notices as may be required by Applicable Law and cannot be waived), and any Person may be the purchaser of all or any portion of the Collateral so sold and thereafter hold the same absolutely, free (to the fullest extent permitted by Applicable Law) from any claim or right of whatever kind, including any equity of redemption, of the Grantor, any such demand, notice, claim, right or equity being hereby expressly waived and released to the fullest extent permitted by Applicable Law. At any sale or sales made pursuant to this Section 5(b), the Secured Party may bid for or purchase, free (to the fullest extent permitted by Applicable Law) from any claim or right of whatever kind, including any equity of redemption, of the Grantor, any such demand, notice, claim, right or equity being hereby expressly waived and released, any part of or all of the Collateral offered for sale, and may make any payment on account thereof by using any claim for moneys then due and payable to the Secured Party by the Grantor hereunder as a credit against the purchase price. The Secured Party shall in any such sale make no representations or warranties with respect to the Collateral or any part thereof, and the Secured Party shall not be chargeable with any of the obligations or liabilities of the Grantor. The Grantor hereby agrees
      (i) that it will indemnify and hold the Secured Party harmless from and against any and all claims with respect to the Collateral asserted before the taking control of the relevant Collateral by the Secured Party pursuant to this Section 4(b), or arising out of any act of, or omission to act on the part of, any Person (other than the Secured Party) prior to such taking of actual possession or control by the Secured Party, or arising out of any act on the part of the Grantor or their respective agents before or after the commencement of such actual possession or control by the Secured Party; and (ii) the Secured Party shall have no liability or obligation to the Grantor arising out of any such claim except for acts of willful misconduct or gross negligence or not taken in good faith. In any action hereunder, the Secured Party shall be entitled to the appointment of a receiver, without notice, to take possession of all or any portion of the Collateral and to exercise such powers as the court shall confer upon the receiver. Notwithstanding the foregoing, upon the occurrence and during the continuation of an Event of Default, the Secured Party shall be entitled to apply, without prior notice to the Grantor, except as may be required by Applicable Law, any cash or cash items constituting Collateral in the possession of the Secured Party to payment of the Obligations then due and payable.

                  (c) Notification to Account Debtors. Upon the occurrence and during the continuance of an Event of Default, the Secured Party may notify any Persons in any way liable on any Accounts to make remittances to the Secured Party of all sums due or to become due thereon and to collect and enforce payment of all Accounts directly from the Persons liable thereon, by legal proceedings or otherwise, and generally exercise all of the Grantor' rights and remedies with respect to collection thereof.

                  (d) Application of Proceeds. The Grantor further agrees that the Secured Party may apply any proceeds from the disposition of any of the Collateral first towards payment of any costs, fees and expenses accrued but unpaid of the Secured Party included within the Obligations, second towards payment of interest on the Loan, and third towards payment of principal.

                  (e) Power of Attorney. Upon the occurrence and during the continuance of an Event of Default (i) the Grantor does hereby irrevocably make, constitute and appoint the Secured Party or any of its officers or designees its true and lawful attorney-in-fact with full power in the name of the Secured Party or such other Person to endorse any notes, checks, drafts, money orders or other evidences of payment relating to the Collateral that may come into the possession of the Secured Party, and to do any and all other acts necessary or proper to carry out the intent of this Security Agreement and the grant of the security interests hereunder, and the Grantor hereby ratifies and confirms all acts that the Secured Party or its substitute shall properly do by virtue hereof and (ii) the Grantor hereby further irrevocably makes, constitutes and appoints the Secured Party or any of its officers or designees its true and lawful attorney-in-fact in the name of the Secured Party or its name (A) to enforce all of its rights under and pursuant to all agreements with respect to the Collateral, all for the sole benefit of the Secured Party,
      (B) to enter into and perform such agreements as may be necessary in order to carry out the terms, covenants and conditions of this Security Agreement that are required to be observed or performed by it, (C) to execute such other and further mortgages, pledges and assignments of the Collateral, and related instruments or agreements, as the Secured Party may reasonably require for the purpose of perfecting, protecting, maintaining or enforcing the security interests granted to the Secured Party and (D) to do any and all other things necessary or proper to carry out the intention of this Security Agreement and the grant of the security interests hereunder and the Grantor hereby ratifies and confirms in advance all that the Secured Party as such attorney-in-fact or its substitute shall properly do by virtue of this power of attorney.

      SECTION 5. Financing Statements, etc. The Grantor hereby authorizes the Secured Party to file financing statements and any amendments thereto or continuations thereof and any other appropriate security documents or instruments, and to give any notices reasonably necessary or desirable to perfect the Lien and security interests of the Secured Party in the Collateral.

      SECTION 6. Further Assurances.

                  (a) The Grantor agrees that it will from time to time, on request of the Secured Party and at its own cost and expense: (i) duly and promptly execute and deliver, or cause to be duly executed and delivered, any and all further instruments as may be appropriate in the reasonable judgment of the Secured Party to carry out the provisions and purposes of this Security Agreement, including, without limitation, a copyright security agreement, a patent and trademark security agreement and account control agreements; (ii) duly and promptly execute and deliver, or cause to be executed and delivered, such further instruments as may be appropriate in the reasonable judgment of the Secured Party, to provide the Secured Party with a perfected Lien in the Collateral and any and all documents (including, without limitation, the execution, amendment or supplementation of any financing statement and continuation statement or other statement) for filing under the provisions of the Uniform Commercial Code of any jurisdiction and the rules and regulations thereunder, or any Applicable Law of the United States or any other jurisdiction which the Secured Party may deem reasonably necessary or advisable, and perform or cause to be performed such other ministerial acts which are necessary or advisable, from time to time, in order to grant and maintain in favor of the Secured Party the Lien and security interest in the Collateral contemplated hereunder; and (iii) promptly undertake to deliver or cause to be delivered to the Secured Party from time to time, such other documentation, consents, authorizations and approvals in form and substance reasonably satisfactory to the Secured Party, as the Secured Party shall deem reasonably necessary or advisable to perfect or maintain the Liens of the Secured Party.

                  (b) The Grantor hereby agrees to pay any and all stamp, registration, recordation and similar taxes, fees or charges, reasonable fees and expenses of the Secured Party's counsel and of any agents therefor and to indemnify the Secured Party and its agents against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of this Security Agreement and any other document or instrument executed in connection herewith or the perfection of any rights or security interests hereunder.

      SECTION 7. Notices. If any notification of intended disposition of any of the Collateral or of any other act by the Secured Party is required by law and a specific time period is not stated therein or herein, such notification given at least ten (10) days before such disposition or act shall be deemed reasonably and properly given. Notices and other communications provided for herein shall be in the manner and at the addresses set forth in, and otherwise in accordance with, Section 9.1 of the Loan Agreement.

      SECTION 8. Non-Waiver of Rights and Remedies. No delay or failure on the part of the Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, no single or partial exercise by the Secured Party of any right or remedy shall preclude other or further exercises thereof or the exercise of any other right or remedy and no course of dealing between the parties shall operate as a waiver of any right or remedy of the Secured Party. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

      SECTION 9. Termination. The security interests granted hereunder shall terminate when all the Obligations have been fully and indefeasibly paid and performed. At such time and upon request by the Grantor, and at the sole expense of the Grantor, the Secured Party shall take all reasonable action and do all things reasonably necessary, including executing UCC termination statements, to terminate the security interest granted to it hereunder (without representation or warranty by the Secured Party of any nature whatsoever and wholly without recourse to the Secured Parties).

      SECTION 10. Governing Law. This Security Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York applicable to contracts to be fully performed within the State of New York.

      SECTION 11. Severability. This Security Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Security Agreement shall be prohibited by or invalidated under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement and the parties hereto agree to negotiate in good faith a provision to replace the ineffective provision, such provision to be as similar in effect and intent to the ineffective provision as permissible.

      SECTION 12. Continuation and Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective in the event any petition is filed by or against any of the Grantor for liquidation or reorganization, or in the event any of the Grantor becomes insolvent or makes an assignment for the benefit of creditors or in the event a receiver or trustee is appointed for all or any significant part of the Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by the Secured Party, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

      SECTION 13. Amendment. No amendment, modification or waiver of any provision of this Security Agreement or consent to any departure herefrom shall be effective, irrespective of any course of dealing, unless the same shall be in writing and signed by the Secured Party. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 14. Successors and Assigns. All references herein to any of the parties to this Security Agreement shall be deemed to include the successors and assigns of such party; provided, however, that the Grantor may not assign any of its rights or obligations hereunder without the prior written consent of the Secured Party, and all covenants, promises and agreements by or on behalf of the Grantor which are contained herein shall inure to the benefit of the successors and assigns of the Secured Party.

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

      SECTION 15. Remedies Not Exclusive. The remedies conferred upon or reserved to the Secured Party in this Security Agreement are intended to be in addition to, and not in limitation of, any other remedy or remedies available to the Secured Party. Without limiting the generality of the foregoing, the Secured Party shall have all rights and remedies of a secured party under Article 9 of the UCC, the Uniform Commercial Code in effect in any jurisdiction or any other Applicable Law.

      SECTION 16. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original for all purposes, but all such counterparts taken together shall constitute the same instrument.

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

      IN WITNESS WHEREOF, each of the Grantor and the Secured Party have caused this Security Agreement to be duly executed as of the day and year first above written.

                                            GRANTOR:
                                            --------

                                            AIRBORNE, INC.

                                            By:
                                               ---------------------------------
                                               Name:  Ronald J. Ricciardi
                                               Title: Chairman

                                            SECURED PARTY:
                                            --------------

                                            AIRPORT CAPITAL, LLC

                                            By:
                                               ---------------------------------
                                               Name:  William B. Wachtel
                                               Title: Manager

                                     E-121